Exhibit 99.1

Media contacts:			Investor/analyst contact:
Caroline Boren	-or-	Dan Russo	Shannon Alberts
Alaska Airlines		Horizon Air	Alaska Air Group
(206) 392-5101		(206) 431-4513	(206) 392-5218

FOR IMMEDIATE RELEASE	July 24, 2008

ALASKA AIR GROUP REPORTS CHALLENGING SECOND QUARTER

SEATTLE — Alaska Air Group, Inc. (NYSE:ALK) today reported second quarter net income of $63.1 million, or $1.74 per diluted share, compared to net income of $46.1 million, or $1.13 per diluted share, in the second quarter of 2007. Excluding special items, the company reported a net loss of $14.1 million, or $0.39 per share, which compares to 2007 net income of $47.2 million, or $1.16 per share, and a First Call mean estimate loss of $0.41 per share.

The current-year results include charges associated with the transition to single fleets at both Alaska and Horizon of $32.1 million ($20.1 million after tax, or $0.56 per diluted share). Both periods include adjustments to reflect timing of gain or loss recognition resulting from mark-to-market fuel hedge accounting. Because of significant recent increases in crude oil prices, the value of the company’s fuel hedge portfolio that will benefit future periods increased dramatically, resulting in a $155.3 million ($97.3 million after tax, or $2.69 per share) mark-to-market gain compared to a $1.8 million ($1.1 million after tax, or $0.03 per share) loss in the second quarter of 2007.

“Skyrocketing fuel prices have eclipsed the improvements that we’ve worked so hard to achieve in every area of our business,” said Alaska Air Group Chairman and CEO Bill Ayer. “Decisive action, an excellent operation, and the genuine, caring service our people provide will help us survive what is shaping up to be the most difficult period in commercial aviation history.”

The company outlined a plan that includes maintaining a strong cash balance, cutting capacity, increasing fares and other sources of revenue, conserving fuel and controlling non-fuel costs. Ayer announced that Alaska’s fourth-quarter mainline capacity will decline by 5 percent from 2007 levels, and mainline capacity for 2009 will decrease by 5 percent to 10 percent compared with 2008.

The company is determining the full effect of the schedule reductions on work groups and expects to have more information in early September. Alaska Airlines announced today that management headcount would be reduced by 5 percent, effective Sept. 1. Horizon Air also reduced its management work force by 13 percent earlier this year and will further reduce operational and management positions in connection with capacity cuts.

“We are keenly aware of the impact on our employees and regret having to take these actions,” Ayer said. “Current fuel prices — which are devastating for airlines and consumers alike — require these measures to ensure the viability of our company.”

Alaska Airline’s mainline passenger traffic in the second quarter increased 1.1 percent on a capacity increase of 1.6 percent. Load factor declined 0.4 percentage points to 78.1 percent. Alaska’s mainline operating revenue per available seat mile (ASM) increased 0.9 percent and its operating cost per ASM excluding fuel and the special items mentioned above increased 2.9 percent. Alaska’s total pretax income for the quarter was $87.3 million, compared to pretax income of $80.9 million in 2007. Excluding the mark-to-market fuel hedge adjustments and fleet transition charges, Alaska would have reported a pretax loss of $15.6 million for the quarter compared to pretax income of $82.4 million in the second quarter of 2007.

Horizon Air’s passenger traffic in the second quarter declined 4.9 percent on a 3.0 percent capacity decrease. Load factor decreased by 1.5 percentage points to 73.6 percent. Horizon’s operating revenue per ASM increased 9.4 percent and its operating cost per ASM excluding fuel and the special charges mentioned above decreased 4.2 percent. Horizon’s total pretax income for the quarter was $12.6 million, compared to a pretax loss of $4.9 million in 2007. Excluding the mark-to-market fuel hedge adjustments and CRJ-700 fleet transition charges, Horizon’s pretax loss would have been $7.7 million for the quarter compared to a pretax loss of $4.6 million in the second quarter of 2007.

Alaska Air Group had cash and short-term investments at June 30, 2008 of $1.0 billion.

A summary of financial and statistical data for Alaska Airlines and Horizon Air, as well as a reconciliation of the reported non-GAAP financial measures, can be found in the accompanying tables.

A conference call regarding the second quarter 2008 results will be simulcast via the Internet at 8:30 a.m. Pacific Time on July 24, 2008. It can be accessed through the company’s website at alaskaair.com. For those unable to listen to the live broadcast, a replay will be available after the conclusion of the call at alaskaair.com.

References in this news release to “Air Group,” “company,” “we,” “us” and “our” refer to Alaska Air Group, Inc. and its subsidiaries, unless otherwise specified. Alaska Airlines, Inc. and Horizon Air Industries, Inc. are referred to as “Alaska” and “Horizon,” respectively, and together as our “airlines.”

This news release contains forward-looking statements subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These statements relate to future events and involve known and unknown risks and uncertainties that may cause actual outcomes to be materially different from those indicated by any forward-looking statements. For a comprehensive discussion of potential risk factors, see Item 1A of the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2007. Some of these risks include increased competition, significant fuel costs, general economic conditions, labor costs and relations, our significant indebtedness, inability to meet cost reduction goals, terrorist attacks, seasonal fluctuations in our financial results, an aircraft accident, laws and regulations, and government fees and taxes. All of the forward-looking statements are qualified in their entirety by reference to the risk factors discussed therein. These risk factors may not be exhaustive. We operate in a continually changing business environment, and new risk factors emerge from time to time. Management cannot predict such new risk factors, nor can it assess the impact, if any, of such new risk factors on our business or events described in any forward-looking statements. We expressly disclaim any obligation to publicly update or revise any forward-looking statements after the date of this report to conform them to actual results. Over time, our actual results, performance or achievements will likely differ from the anticipated results, performance or achievements that are expressed or implied by our forward-looking statements, and such differences might be significant and materially adverse.

# # #

Alaska Airlines and sister carrier, Horizon Air, together serve 95 cities through an expansive network throughout Alaska, the Lower 48, Hawaii, Canada and Mexico. For reservations visit alaskaair.com. For more news and information, visit the Alaska Airlines/Horizon Air newsroom at http://newsroom.alaskaair.com.

Alaska Air Group, Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
(in millions, except per share amounts)	2008	2007	2008	2007
Operating Revenues:
Passenger	$863.5	$836.2	$1,639.2	$1,532.0
Freight and mail	27.7	27.4	49.9	48.6
Other - net	39.6	40.8	81.2	83.2

Total Operating Revenues	930.8	904.4	1,770.3	1,663.8

Operating Expenses:
Wages and benefits	234.4	236.6	476.8	473.6
Variable incentive pay	5.1	3.8	8.7	14.3
Aircraft fuel, including hedging gains and losses	182.0	227.8	464.0	412.7
Aircraft maintenance	54.2	59.0	112.2	117.5
Aircraft rent	42.3	44.7	85.9	88.0
Landing fees and other rentals	56.9	56.5	112.9	111.2
Contracted services	43.6	39.8	88.1	78.4
Selling expenses	44.1	41.1	78.6	80.1
Depreciation and amortization	51.5	43.8	100.8	85.7
Food and beverage service	13.4	12.8	25.7	24.0
Other	61.5	57.1	118.7	112.0
Fleet transition costs - MD-80	26.0	—	26.0	—
Fleet transition costs - CRJ-700	6.1	—	6.1	—
Fleet transition costs - Q200	3.2	3.7	9.0	6.7

Total Operating Expenses	824.3	826.7	1,713.5	1,604.2

Operating Income	106.5	77.7	56.8	59.6

Nonoperating Income (Expense):
Interest income	10.5	13.8	20.8	28.2
Interest expense	(25.0)	(22.5)	(48.4)	(43.5)
Interest capitalized	6.1	6.7	12.6	13.8
Other - net	0.1	(0.7)	0.3	(0.9)

	(8.3)	(2.7)	(14.7)	(2.4)

Income before income tax	98.2	75.0	42.1	57.2
Income tax expense	35.1	28.9	14.9	21.4

Net Income	$63.1	$46.1	$27.2	$35.8

Basic Earnings Per Share:	$1.75	$1.14	$0.75	$0.89
Diluted Earnings Per Share:	$1.74	$1.13	$0.74	$0.88
Shares Used for Computation:
Basic	36.059	40.450	36.542	40.408
Diluted	36.255	40.782	36.876	40.915

Alaska Air Group, Inc.

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

(in millions)	June 30, 2008	December 31, 2007
Cash and marketable securities	$1,006	$823

Total current assets	1,734	1,391
Property and equipment-net	3,142	2,962
Other assets	220	138

Total assets	$5,096	$4,491

Current liabilities	$1,650	$1,374
Long-term debt	1,445	1,125
Other liabilities and credits	991	968
Shareholders’ equity	1,010	1,024

Total liabilities and shareholders’ equity	$5,096	$4,491

Debt to Capitalization, adjusted for operating leases	72%:28%	70%:30%

Number of common shares outstanding	36.019	38.051

Air Group Net Income (Loss) and EPS Reconciliation:

The following table summarizes Alaska Air Group, Inc.’s net income (loss) and amounts per share during 2008 and 2007 excluding adjustments for fleet transition costs and to reflect the timing of gain or loss recognition resulting from mark-to-market fuel-hedge accounting as reported in accordance with GAAP (in millions except per share amounts):

	Three Months Ended June 30,
	2008		2007
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income (loss) and diluted EPS, excluding mark-to-market hedging adjustments and fleet transition costs	$(14.1)	$(0.39)	$47.2	$1.16
Fleet transition costs - MD-80, net of tax	(16.3)	(0.45)	—	—
Fleet transition costs - CRJ-700, net of tax	(3.8)	(0.11)	—	—
Adjustments to reflect the timing of gain (loss) recognition resulting from mark-to-market fuel-hedge accounting, net of tax	97.3	2.69	(1.1)	(0.03)

Reported GAAP amounts	$63.1	$1.74	$46.1	$1.13

	Six Months Ended June 30,
	2008		2007
	Dollars	Diluted EPS	Dollars	Diluted EPS
Net income (loss) and diluted EPS, excluding mark-to-market hedging adjustments and fleet transition costs	$(50.4)	$(1.38)	$31.4	$0.77
Fleet transition costs - MD-80, net of tax	(16.3)	(0.44)	—	—
Fleet transition costs - CRJ-700, net of tax	(3.8)	(0.10)	—	—
Adjustments to reflect the timing of gain recognition resulting from mark-to-market fuel-hedge accounting, net of tax	97.7	2.66	4.4	0.11

Reported GAAP amounts	$27.2	$0.74	$35.8	$0.88

Alaska Airlines Financial and Statistical Data

	Three Months Ended June 30,						Six Months Ended June 30,
	2008		2007		% Change		2008		2007		% Change
Financial Data (in millions):
Operating Revenues:
Passenger	$682.7		$663.3		2.9		$1,290.0		$1,209.2		6.7
Freight and mail	26.6		26.3		1.1		47.9		47.0		1.9
Other - net	33.3		34.5		(3.5)		67.7		70.4		(3.8)

Total mainline operating revenues	742.6		724.1		2.6		1,405.6		1,326.6		6.0
Passenger - purchased capacity	77.8		71.0		9.6		148.2		128.3		15.5

Total Operating Revenues	820.4		795.1		3.2		1,553.8		1,454.9		6.8

Operating Expenses:
Wages and benefits	184.3		185.6		(0.7)		374.5		372.9		0.4
Variable incentive pay	3.3		2.1		57.1		5.9		9.8		(39.8)
Aircraft fuel, including hedging gains and losses	151.2		193.4		(21.8)		384.9		351.0		9.7
Aircraft maintenance	37.4		34.5		8.4		79.5		68.8		15.6
Aircraft rent	27.9		27.9		—		56.1		54.2		3.5
Landing fees and other rentals	42.7		42.2		1.2		84.6		84.0		0.7
Contracted services	33.9		30.2		12.3		68.6		59.6		15.1
Selling expenses	36.0		33.4		7.8		62.5		65.0		(3.8)
Depreciation and amortization	41.6		35.6		16.9		80.4		71.0		13.2
Food and beverage service	12.6		12.0		5.0		24.3		22.6		7.5
Other	47.4		43.2		9.7		89.2		83.0		7.5
Fleet transition costs - MD-80	26.0		—		NM		26.0		—		NM

Total mainline operating expenses	644.3		640.1		0.7		1,336.5		1,241.9		7.6

Purchased capacity costs	84.5		74.1		14.0		161.2		141.5		13.9

Total Operating Expenses	728.8		714.2		2.0		1,497.7		1,383.4		8.3

Operating Income	91.6		80.9				56.1		71.5

Interest income	12.3		16.6				25.4		32.5
Interest expense	(22.2)		(22.1)				(44.0)		(42.5)
Interest capitalized	5.4		6.0				11.3		12.3
Other - net	0.2		(0.5)				0.6		(0.4)

	(4.3)		0.0				(6.7)		1.9

Income Before Income Tax	$87.3		$80.9				$49.4		$73.4

Mainline Operating Statistics:
Revenue passengers (000)	4,425		4,627		(4.4)		8,505		8,489		0.2
RPMs (000,000) “traffic”	4,872		4,820		1.1		9,398		8,886		5.8
ASMs (000,000) “capacity”	6,238		6,140		1.6		12,322		11,834		4.1
Passenger load factor	78.1%		78.5%		(0.4	)pts	76.3%		75.1%		1.2pts
Yield per passenger mile	14.01	¢	13.76	¢	1.8		13.73	¢	13.61	¢	0.9
Operating revenue per ASM	11.90	¢	11.79	¢	0.9		11.41	¢	11.21	¢	1.8
Passenger revenue per ASM	10.94	¢	10.80	¢	1.3		10.47	¢	10.22	¢	2.5
Operating expense per ASM	10.33	¢	10.43	¢	(0.9)		10.85	¢	10.49	¢	3.4
Operating expense per ASM excluding fuel and fleet transition costs(a)	7.49	¢	7.28	¢	2.9		7.51	¢	7.53	¢	(0.2)
GAAP fuel cost per gallon	$1.75		$2.16		(19.0)		$2.23		$2.02		10.4
Economic fuel cost per gallon (b)	$3.24		$2.14		51.4		$2.98		$2.05		45.4
Fuel gallons (000,000)	86.4		89.8		(3.8)		172.3		173.9		(0.9)
Average number of full-time equivalent employees	9,880		9,748		1.4		9,881		9,645		2.4
Aircraft utilization (blk hrs/day)	10.9		11.0		(0.9)		10.8		10.9		(0.9)
Average aircraft stage length (miles)	974		917		6.2		971		917		5.9
Operating fleet at period-end	115		114		1 a/c		115		114		1 a/c

Regional Operating Statistics:
RPMs (000,000)	302		273		10.6		569		493		15.4
ASMs (000,000)	399		352		13.4		762		668		14.1
Passenger load factor	75.7%		77.6%		(1.9	)pts	74.7%		73.8%		0.9pts
Yield per passenger mile	25.76	¢	26.01	¢	(0.9)		26.05	¢	26.02	¢	0.1
Operating revenue per ASM	19.50	¢	20.17	¢	(3.3)		19.45	¢	19.21	¢	1.3
Operating expenses per ASM	21.18	¢	21.05	¢	0.6		21.15	¢	21.18	¢	(0.1)

(a)	See page 9 for a reconciliation of these non-GAAP measures and a discussion about why these measures may be important to investors.
(b)	See page 11 for a reconciliation of economic fuel cost.

NM = Not Meaningful

Horizon Air Financial and Statistical Data

	Three Months Ended June 30,						Six Months Ended June 30,
	2008		2007		% Change		2008		2007	% Change
Financial Data (in millions):
Operating Revenues:
Passenger - brand flying	$107.7		$96.8		11.3		$210.4		$183.7	14.5
Passenger - capacity purchase arrangements (a)	78.7		78.9		(0.3)		150.1		151.4	(0.9)

Total passenger revenue	186.4		175.7		6.1		360.5		335.1	7.6
Freight and mail	0.7		0.6		16.7		1.3		1.1	18.2
Other - net	1.8		1.7		5.9		4.3		3.4	26.5

Total Operating Revenues	188.9		178.0		6.1		366.1		339.6	7.8

Operating Expenses:
Wages and benefits	48.6		50.2		(3.2)		98.9		99.1	(0.2)
Variable incentive pay	1.8		1.7		5.9		2.8		4.5	(37.8)
Aircraft fuel, including hedging gains and losses	30.8		34.4		(10.5)		79.1		61.7	28.2
Aircraft maintenance	16.8		24.5		(31.4)		32.7		48.7	(32.9)
Aircraft rent	14.4		16.8		(14.3)		29.8		33.8	(11.8)
Landing fees and other rentals	14.5		14.5		—		28.9		27.7	4.3
Contracted services	6.9		6.7		3.0		14.9		12.8	16.4
Selling expenses	8.1		7.7		5.2		16.1		15.1	6.6
Depreciation and amortization	9.6		7.9		21.5		19.8		14.1	40.4
Food and beverage service	0.8		0.8		—		1.4		1.4	—
Other	11.2		11.7		(4.3)		24.0		24.5	(2.0)
Fleet transition costs - CRJ-700	6.1		—		NM		6.1		—	NM
Fleet transition costs - Q200	3.2		3.7		NM		9.0		6.7	NM

Total Operating Expenses	172.8		180.6		(4.3)		363.5		350.1	3.8

Operating Income (Loss)	16.1		(2.6)				2.6		(10.5)

Interest income	1.3		1.3				2.7		2.3
Interest expense	(5.7)		(4.3)				(11.4)		(7.3)
Interest capitalized	0.7		0.7				1.3		1.5
Other - net	0.2		—				0.2		(0.1)

	(3.5)		(2.3)				(7.2)		(3.6)

Income (Loss) Before Income Tax	$12.6		$(4.9)				$(4.6)		$(14.1)

Combined Operating Statistics: (a)
Revenue passengers (000)	1,913		1,909		0.2		3,765		3,518	7.0
RPMs (000,000) “traffic”	695		731		(4.9)		1,353		1,358	(0.4)
ASMs (000,000) “capacity”	944		973		(3.0)		1,886		1,898	(0.6)
Passenger load factor	73.6%		75.1%		(1.5	)pts	71.7%		71.5%	0.2pts
Yield per passenger mile	26.82	¢	24.04	¢	11.6		26.64	¢	24.68 ¢	8.0
Operating revenue per ASM	20.01	¢	18.29	¢	9.4		19.41	¢	17.89 ¢	8.5
Passenger revenue per ASM	19.75	¢	18.06	¢	9.3		19.11	¢	17.66 ¢	8.3
Operating expenses per ASM	18.31	¢	18.56	¢	(1.4)		19.27	¢	18.45 ¢	4.5
Operating expense per ASM excluding fuel and CRJ-700 fleet transition costs (b)	14.40	¢	15.03	¢	(4.2)		14.76	¢	15.19 ¢	(2.9)
GAAP fuel cost per gallon	$1.79		$2.23		(19.7)		$2.27		$2.06	10.2
Economic fuel cost per gallon (c)	$3.33		$2.21		50.7		$3.05		$2.11	44.5
Fuel gallons (000,000)	17.2		15.4		11.7		34.9		30.0	16.3
Average number of full-time equivalent employees	3,792		3,771		0.6		3,822		3,732	2.4
Aircraft utilization (blk hrs/day)	8.5		8.5		—		8.4		8.6	(2.3)
Operating fleet at period-end	65		74		(9 a/c	)	65		74	(9 a/c )

NM = Not Meaningful

(a)	Represents combined information for Horizon flights operated under Capacity Purchase Agreements (CPAs) with Alaska and as Frontier Jet Express (through November 2007). See page 10 for additional line of business information.
(b)	See page 10 for a reconciliation of these non-GAAP measures and a discussion about why these measures may be important to investors.
(c)	See page 11 for a reconciliation of economic fuel cost.

Note A: Pursuant to Regulation G, we are providing disclosure of the reconciliation of reported non-GAAP financial measures to their most directly comparable financial measures reported on a GAAP basis. We believe that consideration of this measure of unit costs excluding fuel, purchased capacity costs, and other noted items may be important to investors for the following reasons:

•

Cost per available seat mile (ASM) excluding fuel, purchased capacity costs, and other special items is one of the most important measures used by managements of both Alaska and Horizon and the Air Group Board of Directors in assessing quarterly and annual cost performance and, for Alaska Airlines, the operating results of the “mainline” operation, which includes the operation of the B737 and MD80 aircraft fleets branded in Alaska Airlines livery.

•

Cost per ASM excluding fuel, purchased capacity costs, and other items as specified in our governing documents is an important metric in the employee incentive plan that covers company management and executives.

•

By eliminating fuel expense from our unit cost metrics, we believe that we have better visibility into the results of our non-fuel cost-reduction initiatives. Our industry is highly competitive, and characterized by high fixed costs, so even a small reduction in non-fuel operating costs can result in a significant improvement in operating results. In addition, we believe that all domestic carriers are similarly impacted by changes in jet fuel costs over the long run, so it is important for management (and thus investors) to understand the impact of (and trends in) company specific cost drivers such as labor rates and productivity, airport costs, and maintenance costs, which are more controllable by management.

•

Cost per ASM excluding fuel and purchased capacity costs is a measure commonly used by industry analysts and we believe it is the basis by which they compare our airlines to others in the industry. The measure is also the subject of frequent questions from investors.

•

By eliminating the impact of certain noted items, management is provided the ability to measure and monitor performance both with and without these special items. Management believes that the disclosure of the impact of certain items such as the fleet transition costs is important to the reader as it provides information on significant items that are not indicative of future performance. Industry analysts and investors consistently measure the Company's performance without these items for better comparability between periods and between other airlines.

•

Although we disclose our “mainline” unit revenues for Alaska to eliminate those revenues associated with purchased capacity flying performed by others on our behalf, we do not (nor are we able to) present unit revenues excluding the impact that rising fuel costs have had on ticket prices. This is a limitation of our non-GAAP measure that excludes fuel from unit costs, as economic fuel represents approximately 35% of our total mainline operating expenses, and fluctuations in our fuel prices are often the driver of changes in unit revenues in the mid-to long term. We would caution the readers of these financial statements not to place undue reliance on unit costs excluding fuel as a measure or predictor of future profitability.

The following tables reconcile our non-GAAP financial measures to the most directly comparable GAAP financial measures for both Alaska Airlines, Inc. and Horizon Air Industries, Inc.:

Alaska Airlines, Inc.

(in millions, except for per ASM unit information)

	Three Months Ended June 30,			Six Months Ended June 30,
	2008	2007		2008	2007
Mainline unit cost reconciliations:
Mainline operating expenses	$644.3	$640.1		$1,336.5	$1,241.9
Mainline ASMs	6,238	6,140		12,322	11,834

Mainline operating expenses per ASM	10.33 ¢	10.43	¢	10.85 ¢	10.49	¢

Mainline operating expenses	$644.3	$640.1		$1,336.5	$1,241.9
Less: aircraft fuel	(151.2)	(193.4)		(384.9)	(351.0)
Less: fleet transition costs - MD-80	(26.0)	—		(26.0)	—

Mainline operating expenses excluding fuel and fleet transition costs	$467.1	$446.7		$925.6	$890.9
Mainline ASMs	6,238	6,140		12,322	11,834

Mainline operating expenses per ASM excluding fuel and fleet transition costs	7.49 ¢	7.28	¢	7.51 ¢	7.53	¢

	Three Months Ended June 30,			Six Months Ended June 30,
	2008	2007		2008	2007
Reconciliation to GAAP income before taxes :
Income (loss) before taxes, excluding mark-to-market hedging gains (losses) and fleet transition costs	$(15.6)	$82.4		$(53.3)	$68.1
Fleet transition costs - MD-80	(26.0)	—		(26.0)	—
Adjustments to reflect timing of gain or loss recognition resulting from mark-to-market accounting on fuel hedges	128.9	(1.5)		128.7	5.3

GAAP income before taxes as reported	$87.3	$80.9		$49.4	$73.4

Horizon Air Industries, Inc.

(in millions, except for per ASM unit information)

	Three Months Ended June 30,		Six Months Ended June 30,
	2008	2007	2008	2007
Unit cost reconciliations:
Operating expenses	$172.8	$180.6	$363.5	$350.1
ASMs	944	973	1,886	1,898

Operating expenses per ASM	18.31 ¢	18.56 ¢	19.27 ¢	18.45 ¢

Operating expenses	$172.8	$180.6	$363.5	$350.1
Less: aircraft fuel	(30.8)	(34.4)	(79.1)	(61.7)
Less: fleet transition costs - CRJ-700	(6.1)	—	(6.1)	—

Operating expenses excluding fuel and CRJ-700 fleet transition costs	$135.9	$146.2	$278.3	$288.4
ASMs	944	973	1,886	1,898

Operating expenses per ASM excluding fuel and CRJ-700 fleet transition costs	14.40 ¢	15.03 ¢	14.76 ¢	15.19 ¢

Unit cost reconciliations-excluding all fleet transition costs:
Operating expenses	$172.8	$180.6	$363.5	$350.1
Less: aircraft fuel	(30.8)	(34.4)	(79.1)	(61.7)
Less: fleet transition costs - CRJ-700	(6.1)	—	(6.1)	—
Less: fleet transition costs - Q200	(3.2)	(3.7)	(9.0)	(6.7)

Operating expenses excluding fuel and all fleet transition costs	$132.7	$142.5	$269.3	$281.7
ASMs	944	973	1,886	1,898

Operating expenses per ASM excluding fuel and all fleet transition costs	14.06 ¢	14.65 ¢	14.28 ¢	14.84 ¢

Reconciliation to GAAP income (loss) before taxes:
Loss before taxes, excluding mark-to-market fuel hedging gains (losses) and CRJ-700 fleet transition costs	$(7.7)	$(4.6)	$(25.8)	$(15.8)
Fleet transition costs - CRJ-700	(6.1)	—	(6.1)	—
Adjustments to reflect timing of gain (loss) recognition resulting from mark-to-market accounting on fuel hedges	26.4	(0.3)	27.3	1.7

GAAP income (loss) before taxes as reported	$12.6	$(4.9)	$(4.6)	$(14.1)

Line of Business Information:

Horizon brand flying includes those routes in the Horizon system not covered by the Alaska and Frontier Capacity Purchase Agreements (CPA). Horizon bears the revenue risk in those markets and, as a result, traffic, yield and load factor impact revenue recorded by Horizon. In CPA arrangements, Horizon is (or was, as was the case with the Frontier CPA which ended in November 2007) insulated from market revenue factors and is guaranteed contractual revenue amounts based on operational capacity. As a result, yield and load factor information is not presented.

	Three Months Ended June 30, 2008
	Capacity and Mix					Load Factor		Yield			RASM
	2008 Actual (000,000)	2007 Actual (000,000)	Change Y-O-Y	Current % Total	Point Change Y-O-Y	Actual	Point Change Y-O-Y	Actual		Change Y-O-Y	Actual		Change Y-O-Y
Brand Flying	570	492	15.9%	60%	10	71.3%	(3.3)	26.52	¢	0.3%	19.34	¢	(4.0)%
Alaska CPA	374	333	12.3%	40%	6	NM	NM	NM		NM	21.02		1.6%
Frontier CPA	—	148	(100.0)%	0%	(16)	NM	NM	NM		NM	NM		NM

System Total	944	973	(3.0)%	100%	—	73.6%	(1.5)	26.82	¢	11.6%	20.01	¢	9.4%

NM= Not Meaningful

	Six Months Ended June 30, 2008
	Capacity and Mix					Load Factor		Yield			RASM
	2008 Actual (000,000)	2007 Actual (000,000)	Change Y-O-Y	Current % Total	Point Change Y-O-Y	Actual	Point Change Y-O-Y	Actual		Change Y-O-Y	Actual		Change Y-O-Y
Brand Flying	1,168	955	22.3%	62%	12	69.2%	(1.7)	26.04	¢	(3.9)%	18.50	¢	(6.1)%
Alaska CPA	718	630	14.0%	38%	5	NM	NM	NM		NM	20.89		0.4%
Frontier CPA	—	313	(100.0)%	0%	(17)	NM	NM	NM		NM	NM		NM

System Total	1,886	1,898	(0.6)%	100%	—	71.7%	0.2	26.64	¢	8.0%	19.41	¢	8.5%

Alaska Airlines Fuel Reconciliation

(in millions, except for per gallon amounts)

	Three Months Ended June 30,
	2008		2007
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or “into-plane” fuel cost	$326.6	$3.78	$196.9	$2.20
Minus gains during the period on settled hedges	(46.5)	(0.54)	(5.0)	(0.06)

Economic fuel expense	$280.1	$3.24	$191.9	$2.14

Minus the gain recognized during current period for contracts settling in future periods	(151.6)	(1.75)	(6.0)	(0.07)
Plus the reversal of cumulative gains recognized in prior periods for contracts settled in current period	22.7	0.26	7.5	0.09

Net adjustments	(128.9)	(1.49)	1.5	0.02

GAAP fuel expense	$151.2	$1.75	$193.4	$2.16

Fuel gallons	86.4		89.8

	Six Months Ended June 30,
	2008		2007
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or “into-plane” fuel cost	$584.3	$3.39	$362.8	$2.09
Minus gains during the period on settled hedges	(70.7)	(0.41)	(6.5)	(0.04)

Economic fuel expense	$513.6	$2.98	$356.3	$2.05

Minus the gain recognized during current period for contracts settling in future periods	(173.5)	(1.01)	(17.0)	(0.10)
Plus the reversal of cumulative gains recognized in prior periods for contracts settled in current period	44.8	0.26	11.7	0.07

Net adjustments	(128.7)	(0.75)	(5.3)	(0.03)

GAAP fuel expense	$384.9	$2.23	$351.0	$2.02

Fuel gallons	172.3		173.9

Horizon Air Fuel Reconciliation

(in millions, except for per gallon amounts)

	Three Months Ended June 30,
	2008		2007
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or “into-plane” fuel cost	$66.7	$3.88	$35.0	$2.27
Minus gains during the period on settled hedges	(9.5)	(0.55)	(0.9)	(0.06)

Economic fuel expense	$57.2	$3.33	$34.1	$2.21

Minus the gain recognized during current period for contracts settling in future periods	(31.1)	(1.81)	(1.2)	(0.08)
Plus the reversal of cumulative gains recognized in prior periods for contracts settled in current period	4.7	0.27	1.5	0.10

Net adjustments	(26.4)	(1.54)	0.3	0.02

GAAP fuel expense	$30.8	$1.79	$34.4	$2.23

Fuel gallons	17.2		15.4

	Six Months Ended June 30,
	2008		2007
	Dollars	Cost/Gal	Dollars	Cost/Gal
Raw or “into-plane” fuel cost	$120.9	$3.46	$64.6	$2.15
Minus gains during the period on settled hedges	(14.5)	(0.41)	(1.2)	(0.04)

Economic fuel expense	$106.4	$3.05	$63.4	$2.11

Minus the gain recognized during current period for contracts settling in future periods	(36.2)	(1.04)	(4.0)	(0.13)
Plus the reversal of cumulative gains recognized in prior periods for contracts settled in current period	8.9	0.26	2.3	0.08

Net adjustments	(27.3)	(0.78)	(1.7)	(0.05)

GAAP fuel expense	$79.1	$2.27	$61.7	$2.06

Fuel gallons	34.9		30.0